EXHIBIT 10.1
AMENDMENT NO. 1
TO SENIOR SECURED SUPER PRIORITY DEBTOR IN POSSESSION LOAN AGREEMENT
This Amendment No. 1 (this “Amendment”) to the Senior Secured Super Priority Debtor in Possession Loan Agreement, dated as of August 9, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) is made as of September 13, 2023 and is entered into by and among by and among AMYRIS, INC., a Delaware corporation (the “Parent”), each of the Subsidiaries of the Parent set out in Part 1 of Schedule 1 to this Amendment (together with the Parent, each, a “Borrower” and collectively, the “Borrowers”), the Subsidiaries of the Parent set out in Part 2 of Schedule 1 to this Amendment (such other Subsidiaries of the Parent that are guarantors, each, a “Guarantor” and collectively, the “Guarantors” and, together with the Borrowers, each an “Obligor” and collectively, the “Obligors”), each lender from time to time party hereto (each, a “Lender” and collectively, the “Lenders”) and Euagore, LLC, in its capacity as Administrative Agent (the “Administrative Agent”).
WHEREAS, on August 9, 2023 the Parent and certain of its Subsidiaries filed voluntary petitions with the Bankruptcy Court initiating their respective cases under chapter 11 of the Bankruptcy Code and have continued in the possession of their assets and the management of their business pursuant to Section 1107 and 1108 of the Bankruptcy Code;
WHEREAS, on August 9, 2023 the Obligors and the Lenders entered into the Loan Agreement to provide a super priority multiple-draw senior secured debtor-in-possession term loan credit facility (the “DIP Facility”), with all of the Borrowers’ obligations under the DIP Facility guaranteed by each Guarantor, and the Lenders agreed to extend the DIP Facility to the Borrowers on the terms and subject to the conditions set forth in the Loan Agreement; and
WHEREAS, the Obligors have requested that the Administrative Agent and the Lenders amend the Loan Agreement in certain respects, and the Administrative Agent and such Lenders are willing to do so, in each case, subject to the terms and conditions set forth herein,
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:
1.Definitions. All terms used herein that are defined in the Loan Agreement and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.
2.Amendments and Consents. With effect from the Effective Date:
(a)Section 1 (Definitions and Rules of Construction) shall be amended by:
(i)deleting the definitions of “All Assets Bidding Procedures”, “All Assets Bidding Procedures Motion” and “All Asset Sale Transaction”; and
(ii)adding the following definitions in alphabetical order:
“Consumer Brands Bidding Procedures” has the meaning given to it in Section 7.25(d).

“Consumer Brands Bidding Procedures Motion” has the meaning given to it in Section 7.25(d).
“Consumer Brands Bidding Procedures Order” has the meaning given to it in Section 7.25(d).
“Consumer Brands Sale Toggle Event” has the meaning given to it in Section 7.25(d).
“Consumer Brands Sale Toggle Event Notice” has the meaning given to it in Section 7.25(d).
“Consumer Brands Business Sale Transaction” means one or more transactions (or series of related transactions) to sell all or substantially all of the Consumer Brands Business, free and clear of liabilities (subject to customary exceptions) pursuant to the Cases which transactions shall be in form and substance satisfactory to the Required Lenders and the Administrative Agent (solely with respect to its own treatment) in their sole respective discretion.
“Other Amyris Assets Bidding Procedures” has the meaning given to it in Section 7.25(d).
“Other Amyris Assets Bidding Procedures Motion” has the meaning given to it in Section 7.25(d).
“Other Amyris Assets Bidding Procedures Order” has the meaning given to it in Section 7.25(d).
“Other Amyris Assets Sale Toggle Event” has the meaning given to it in Section 7.25(d).
“Other Amyris Assets Sale Toggle Event Notice” has the meaning given to it in Section 7.25(d).
“Other Amyris Assets Sale Transaction” means one or more transactions (or series of related transactions) to sell all or substantially all of the Other Amyris Assets, free and clear of liabilities (subject to customary exceptions) pursuant to the Cases which transactions shall be in form and substance satisfactory to the Required Lenders and the Administrative Agent (solely with respect to its own treatment) in their sole respective discretion.
(b)Section 7.25(d) (Certain Case Milestones) is deleted and replaced with:
“(d)    no later than forty-nine (49) calendar days following the Petition Date (i.e. September 27, 2023) (the “Plan Support Deadline”), the Debtors shall have executed a plan support agreement (the “Plan Support Agreement”) by and among the Debtors, the Administrative Agent, the Lenders, the Foris Prepetition Secured Lenders, and such other party- or parties-in-interest determined by the Administrative Agent, the Required Lenders, and the Foris Prepetition Secured Lenders, in their sole and absolute discretion, to be necessary and sufficient for the Administrative Agent, the Lenders and the Foris Prepetition Secured Lenders to

support a Chapter 11 Plan (collectively, the “Plan Support Persons”), with such Plan Support Agreement being acceptable to the Administrative Agent and the Foris Prepetition Secured Lenders in their sole discretion (the “Plan Support Agreement Milestone”); provided that (x) the Debtors shall not file a motion to sell any Other Amyris Assets on or prior to the Plan Support Deadline and (y) (A) if the Plan Support Agreement Milestone Date occurs on or prior to the Plan Support Deadline, the Plan Support Agreement shall include, and the Obligors shall achieve, each of the following Milestones:
(1)on the Plan Support Agreement Milestone Date (i.e. September 27, 2023), the Debtors shall file with the Bankruptcy Court a Chapter 11 Plan, a Disclosure Statement (each consistent with the Plan Support Agreement and in form and substance acceptable to the Administrative Agent), and a motion to approve the Plan, the Disclosure Statement and the related solicitation materials, dates and deadlines (the “Plan Filing Deadline”);
(2)no later than thirty-seven (37) calendar days following the Plan Filing Deadline (i.e. November 3, 2023) (the “Disclosure Statement Hearing Order Deadline”), the Bankruptcy Court shall enter an order approving the Disclosure Statement, which order shall provide that the date upon which votes to accept or reject the Chapter 11 Plan must be submitted shall be no later than thirty-five (35) calendar days following the Disclosure Statement Hearing Order Deadline (i.e. December 8, 2023);
(3)no later than eighty-two (82) calendar days following the Plan Filing Deadline (i.e. December 18, 2023), the Bankruptcy Court shall enter the Acceptable Confirmation Order provided that the Acceptable Confirmation Order and Chapter 11 Plan shall be in form and substance consistent in all respects with the Plan Support Agreement and in form and substance acceptable to the Administrative Agent;
(4)no later than December 29, 2023, the Plan Effective Date shall occur; and
(5)if the Plan Support Agreement provides for the sale of the Other Amyris Assets, the Plan Support Agreement shall include Milestones to commence a sale of the Other Amyris consistent in form and substance with the Milestones described in clause (C) below and otherwise in form and substance acceptable to the Administrative Agent and, for the avoidance of doubt, the distribution of Net Proceeds from such sale shall be governed by the Plan Support Agreement and the Chapter 11 Plan;
and (B) on September 13, 2023, the Administrative Agent, in its sole discretion, may elect to require the Debtors to initiate a process to market and sell the Consumer Brands Business (such election, the “Consumer Brands Sale Toggle Event”) by delivering written notice of the occurrence of the Consumer Brands Sale Toggle Event to the Parent (the “Consumer Brands Sale Toggle Event Notice”), which process shall include the following Milestones:
(i)no later than five (5) calendar days following the Debtors’ receipt of the Consumer Brands Sale Toggle Event Notice (i.e. September 18, 2023), the Debtors shall file with the Bankruptcy Court a motion (the “Consumer Brands Bidding Procedures Motion”) seeking approval of the bidding procedures for the Consumer Brands Business Sale Transaction (the “Consumer Brands Bidding Procedures”); provided that the

Consumer Brands Bidding Procedures Motion, the Consumer Brands Bidding Procedures, and the order approving the Consumer Brands Bidding Procedures (the “Consumer Brands Bidding Procedures Order”), shall be in form and substance acceptable to the Administrative Agent, and shall include, without limitation, (x) the date upon which preliminary bids and qualified bids for the Consumer Brands Business shall be submitted and the date the sale hearing for the Consumer Brands Business shall occur, (y) the terms and conditions of acceptance of a qualified bid, and (z) the distribution of 100% of the Net Proceeds from the Consumer Brands Business Sale Transaction, which shall, for the avoidance of doubt, be subject in all respects to the Liens and claims of the Secured Parties and the Foris Prepetition Secured Lenders and shall be paid (I) first to the Secured Parties and/or the Foris Prepetition Secured Lenders in order of priority and applied to the Loans and the Foris Prepetition Obligations as determined by the Lenders and the Foris Prepetition Secured Lenders in their sole discretion, and (II) second, any remaining balance, if any, shall be retained by the Debtors; provided that, as set forth in the DIP Orders, the Administrative Agent and the Foris Prepetition Secured Lenders shall have the right to credit bid up to the full amount of the Secured Obligations and Foris Prepetition Obligations, respectively, in connection with such sale;
(ii)no later than thirty-five (35) calendar days following the Debtors’ receipt of the Consumer Brands Sale Toggle Event Notice (i.e. October 18, 2023), the Bankruptcy Court shall enter the Consumer Brands Bidding Procedure Order;
(iii)no later than ninety (90) calendar days following the Debtors’ receipt of the Consumer Brands Sale Toggle Event Notice (i.e. December 12, 2023), the Bankruptcy Court shall enter an order approving the Consumer Brands Business Sale Transaction;
(iv)no later than December 29, 2023, the Consumer Brands Business Sale Transaction shall close and be effective;
and (C) if the Plan Support Agreement Milestone is not satisfied on or prior to the Plan Support Deadline, the Administrative Agent, in its sole discretion, may elect to require the Debtors to initiate a process to market and sell the Other Amyris Assets (such election, the “Other Amyris Assets Sale Toggle Event”) by delivering written notice of the occurrence of the Other Amyris Assets Sale Toggle Event to the Parent (the “Other Amyris Assets Sale Toggle Event Notice”), which process shall include the following Milestones:
(i)no later than one (1) calendar day following the Debtors’ receipt of the Other Amyris Assets Sale Toggle Event Notice, the Debtors shall (a) file with the Bankruptcy Court a motion or (b) file a motion to amend the Consumer Brands Bidding Procedures (in each case, the “Other Amyris Assets Bidding Procedures Motion”) seeking approval of the bidding procedures for the Other Amyris Assets Sale Transaction (the “Other Amyris Assets Bidding Procedures”); provided that the Other Amyris Assets Bidding Procedures Motion, the Other Amyris Assets Bidding Procedures, and the order approving the Other Amyris Assets Bidding Procedures (the “Other Amyris Assets Bidding Procedures Order”) and together with the Consumer Brands Bidding Procedures Order, the “All Assets Bidding Procedures Order”), shall be in form and substance acceptable to the Administrative Agent, and shall include, without limitation, (x) the date upon which preliminary bids and qualified bids for the Other Amyris Assets shall be submitted and the date the sale hearing for the Other Amyris Assets shall occur, (y) the terms and conditions of acceptance of a qualified bid, and (z) the distribution of 100% of the Net Proceeds from the Other Amyris Asset Sale Transaction, which shall, for the avoidance of doubt, be subject in all respects to the Liens and claims of the Secured Parties and the Foris Prepetition Secured Lenders and shall be paid (I) first to the Secured Parties and/or the Foris Prepetition Secured Lenders in order of priority and applied to the Loans and the Foris Prepetition Obligations as determined by the Lenders and the Foris Prepetition Secured Lenders in their sole discretion, and (II) second, any remaining balance, if any, shall be retained by the Debtors; provided that, as set forth in the DIP Orders, the Administrative Agent and the Foris Prepetition Secured Lenders shall have the right to credit bid up to the full amount of the Secured Obligations and Foris Prepetition Obligations, respectively, in connection with such sale;
(ii)no later than twenty-one (21) calendar days following the Debtors’ receipt of the Other Amyris Assets Sale Toggle Event Notice, the Bankruptcy Court shall enter the Other Amyris Assets Bidding Procedure Order;
(iii)no later than seventy-six (76) calendar days following the Debtors’ receipt of the Other Amyris Assets Sale Toggle Event Notice, the Bankruptcy Court shall enter an order approving the Other Amyris Asset Sale Transaction; and
(iv)no later than December 29, 2023, the Other Amyris Asset Sale Transaction shall close and be effective.”; and
(c)the Lenders agree that this Amendment shall constitute a Consumer Brands Sale Toggle Event Notice, effective as of the Effective Date.
3.Representations and Warranties; No Event of Default. Each Obligor hereby represents and warrants to the Administrative Agent and the Lenders that:
(a)     the representations and warranties in Section 5 and in each other Loan Document, certificate or other writing delivered by or on behalf of the Obligors to the Administrative Agent or any Lender pursuant to any Loan Document on or before the Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Effective Date or would result from this Amendment becoming effective in accordance with its terms;

        (b)    the execution, delivery and performance of this Amendment (i) are within its corporate, partnership, limited partnership or limited liability company power and do not contravene any provision of its organizational documents; (ii) have been duly authorized by all necessary or proper action of each Obligor; (iii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens; (iv) do not violate (A) any Laws or regulations to which it or its Subsidiaries are subject, the violation of which would be reasonably expected to have a Material Adverse Effect or (B) any order, injunction, judgment, decree or writ of any Governmental Authority to which it or its Subsidiaries are subject; (v) do not conflict with, or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture mortgage, deed of trust, lease or agreement or other instrument, in each case, in respect of material Indebtedness to which it or its Subsidiaries is a party or by which it or its Subsidiaries or any of its property is bound; and (vi) do not violate any contract or agreement or require the consent or approval of any other Person or Governmental Authority which has not already been obtained. The individual or individuals executing this Amendment are duly authorized to do so. This Amendment has been duly executed and delivered on behalf of each Obligor party thereto; and
(c)    this Amendment upon execution will constitute, a legal, valid and binding obligation of each Obligor party thereto, enforceable against each such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
4.Conditions to Effectiveness. This Amendment shall become effective only upon the date (the “Effective Date”) on which the Administrative Agent and Required Lenders have received (or waived receipt of) the following documents and other evidence, each in form and substance satisfactory to them:
(a)this Amendment, signed by all Obligors party to it;
(b)the representations and warranties contained in Section 5 and in this Amendment shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date); and
(c)no Default or Event of Default shall have occurred and be continuing or shall result from this Amendment becoming effective in accordance with its terms.
5.Reaffirmation. Each Obligor, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, in each case, pursuant to any Loan Document, hereby (a) confirms, ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Loan Agreement and each other Loan Document to which it is a party (after giving effect hereto), (b) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date, all references in any such Loan Document to “the Loan Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (c) confirms and agrees that, to the extent that any Loan Document to which it is party purports to assign or pledge to the Administrative Agent, for the benefit of the Secured Parties, or to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in or Lien on any Collateral as security for the Secured Obligations of the Obligors from time to time existing in respect of the Loan Agreement (as amended hereby) and the other Loan Documents, or otherwise guaranteed the Secured Obligations under or with respect to the Loan Documents, such guarantee, pledge, assignment and/or grant of the security interest or Lien is hereby ratified, reaffirmed and confirmed in all respects and confirms and agrees that such guarantee, pledge, assignment and/or grant of the security interest or Lien hereafter guarantees and secures all of the Secured Obligations as amended hereby. This Amendment does not and shall not affect any of the obligations of the Obligors, other than as expressly provided herein, including, without limitation, the Obligors’ obligations to repay the Advances in accordance with the terms of Loan Agreement or the obligations of the Obligors under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any Loan Document, shall not constitute a waiver of any provision of any Loan Document, and shall not be construed as a substitution or novation of the Secured Obligations which shall remain in full force and effect.
6.No Representations. Each Obligor hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by the Administrative Agent or any Lender in entering into this Amendment.
7.Miscellaneous.
(a)Sections 10.1 (Severability), 10.9 (Consent to Jurisdiction and Venue), 10.10 (Mutual Waiver of Jury Trial) and 10.15 (Counterparts) are deemed incorporated into this Amendment with all necessary changes.
(b)Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. References to “Sections” are to sections of the Loan Agreement, unless otherwise stated.
(c)EXCEPT TO THE EXTENT GOVERNED BY THE BANKRUPTCY CODE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
(d)Each Obligor hereby acknowledges and agrees that this Amendment is a “Loan Document”.

(e)With respect to any Obligor, this Amendment is subject in all respects (including with respect to all obligations and agreements of the Obligors provided for hereunder) to the terms of the Interim Order (and, when applicable, the Final Order) and if any provision in this Amendment expressly conflicts or is inconsistent with any provision in the Interim Order or Final Order, the provisions in the applicable DIP Order shall govern and control.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.
COMPANIES:

AMYRIS, INC., a Delaware corporation

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Interim Chief Executive Officer and Chief Financial Officer

AMYRIS CLEAN BEAUTY, INC., a Delaware corporation

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

APRINNOVA, LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

AB TECHNOLOGIES LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

AMYRIS FUELS, LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

AMYRIS-OLIKA, LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

ONDA BEAUTY INC., a Delaware corporation

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

UPLAND 1 LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

AMYRIS-ECOFAB LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

CLEAN BEAUTY 4U HOLDINGS, LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: CEO & President

AMYRIS CLEAN BEAUTY LATAM LTDA., a Brazilian limited liability company

By: /s/ Daniel Moreira
Name: Daniel Moreira
Title: Legal Director

By: /s/ Joao Paulo Passador Rossi
Name: Joao Paulo Passador Rossi
Title: Operations Director

INTERFACES INDUSTRIA E COMERCIO DE COSMETICOS LTDA., a Brazilian limited liability company

By: /s/ Claudia Marina Nohara
Name: Claudia Marina Nohara
Title: Chief Financial Officer

By: /s/ Daniel Moreira
Name: Daniel Moreira
Title: Legal Director

AMYRIS    BIOTECNOLOGIA    DO    BRASIL LTDA., a Brazilian limited liability company

By: /s/ Claudia Marina Nohara
Name: Claudia Marina Nohara
Title: Chief Financial Officer

By: /s/ Daniel Moreira
Name: Daniel Moreira
Title: Legal Director

AMYRIS EUROPE TRADING B.V. (NETHERLANDS), a Netherlands limited liability company

By: /s/ Luca Galantucci
Name: Luca Galantucci
Title: Director

AMYRIS BIO PRODUCTS PORTUGAL, UNIPESSOAL, LDA., a Portugal liability company

By: /s/ Shannon Griffin
Name: Shannon Griffin
Title: Director

BEAUTY LABS INTERNATIONAL LIMITED, a United Kingdom limited company

By: /s/ Luca Galantucci
Name: Luca Galantucci
Title: Director

AMYRIS UK TRADING LIMITED, a United Kingdom limited company
By: /s/ Luca Galantucci
Name: Luca Galantucci
Title: Director

CLEAN BEAUTY 4U LLC, a Delaware limited liability company

By: Amyris, Inc.
Its: Manager

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Interim Chief Executive Officer and Chief Financial Officer

CLEAN BEAUTY COLLABORATIVE, INC., a Delaware corporation

By: /s/ Caroline Hadfield
Name: Caroline Hadfield
Title: Chief Executive Officer & President

ADMINISTRATIVE AGENT:

EUAGORE, LLC, a Delaware limited liability company

By: /s/ Barbara S. Hager
Name: Barbara S. Hager
Title: Manager

LENDER:

EUAGORE, LLC, a Delaware limited liability company

By: /s/ Barbara S. Hager
Name: Barbara S. Hager
Title: Manager